Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
April, 1999
Payment: May 17, 1999

              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                                 Distribution Date: May 17, 1999

                                                                                                Per $1,000
Securitized Net Interest Margin Certificates                                                     Original
--------------------------------------------                                                  --------------
1.    Amount Available                                                   1,417,773.57
                                                                       --------------
Interest

2.    Aggregate Interest                                                   984,332.99           3.19588633
                                                                       --------------          -----------
3.    Amount Applied to:
      (a)  accrued but unpaid Interest

4.    Remaining:
      (a)  accrued but unpaid Interest

5.    Monthly Interest                                                     984,332.99
                                                                       --------------
Principal

6.    Current month's principal distribution                               433,440.58           1.40727461
                                                                       --------------          -----------

7.    Remaining outstanding principal balance                          162,490,640.21          527.5670137
                                                                       --------------          -----------
      Pool Factor                                                          0.52756701
                                                                       --------------

8.    Present value of the projected remaining aggregate
      cashflows of the Finance I Assets and the Residual Assets,
      as of the immediately preceding Distribution Date                425,825,606.84**
                                                                       --------------

9.    Aggregate amount on deposit in Reserve Fund                        7,500,000.00
                                                                       --------------

10.   Subordinated Certificateholder payment  (interest
      earnings on Reserve Fund, pursuant to Section 5.8)                    27,143.18
                                                                       --------------

11.   Aggregate principal balance of loans
      refinanced by Green Tree Financial                                 8,163,323.52
                                                                       --------------

12.   Weighted average CPR                                                     16.82%
                                                                       --------------

13.   Weighted average CDR                                                      4.82%
                                                                       --------------

14.   Annualized net loss percentage                                            2.08%
                                                                       --------------

15.   Delinquency             30-59 day                                         1.20%
                                                                       --------------
                              60-89 day                                         0.45%
                                                                       --------------
                              90+ day                                           0.82%
                                                                       --------------
                              Total 30+                                         2.47%
                                                                       --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 4/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
April, 1999
Payment: May 17, 1999




                                                  Fee Assets
                          -----------------------------------------------------
                                 Guarantee          Inside          Fee Asset
                                   Fees              Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                            0.00        66,888.21         66,888.21
GTFC 1994-6                            0.00        59,268.01         59,268.01
GTFC 1994-7                            0.00        34,200.38         34,200.38
GTFC 1994-8                            0.00        85,022.31         85,022.31
GTFC 1995-1                       13,065.21        89,310.30        102,375.51
GTFC 1995-2                            0.00             0.00              0.00
GTFC 1995-3                       42,436.74       173,825.59        216,262.33
GTFC 1995-4                       10,449.92        39,369.96         49,819.88
GTFC 1995-5                            0.00             0.00              0.00
                          -----------------------------------------------------

                                  65,951.87       547,884.76        613,836.63

Total amount of Guarantee Fees and

     Inside Refinance Payments                                      613,836.63

Subordinated Servicing Fees                                         515,037.53

Payment on Finance 1 Note                                         1,128,874.16

Allocable to Interest (current)                                     713,208.61

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                              415,665.55

Finance 1 Note Principal Balance                                117,632,655.33

Green Tree Financial
Net Interest Margin Trust 1995-A
April, 1999
Payment: May 17, 1999


                                                       Inside
                                    Residual            Refi           Total
                          ----------------------------------------------------

GTFC 1994-5                              0.00              0.00          0.00
GTFC 1994-6                              0.00              0.00          0.00
GTFC 1994-7                              0.00              0.00          0.00
GTFC 1994-8                              0.00              0.00          0.00
GTFC 1995-1                              0.00              0.00          0.00
GTFC 1995-2                         60,727.42         30,305.92     91,033.34
GTFC 1995-3                              0.00              0.00          0.00
GTFC 1995-4                              0.00              0.00          0.00
GTFC 1995-5                         95,426.07        102,440.00    197,866.07
                          ----------------------------------------------------

                                   156,153.49        132,745.92    288,899.41

                          Total Residual and Inside

                              Refinance Payments                   288,899.41